U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2006

UCN, INC.
(Exact name of registrant as specified in its charter)

0-26917
(Commission File No.)

Delaware	87-0528557
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

14870 Pony Express Road, Bluffdale, Utah 8406
(Address of principal executive offices)

(801) 320-3300
(Registrant’s telephone number)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 19, 2006, UCN, Inc. entered into a Reseller License Agreement with ScheduleQ, LLC, a Utah limited liability company. Under the terms of the license agreement UCN acquired a limited exclusive right and continuing non-exclusive right to market and distribute ScheduleQ software and services to end-users. ScheduleQ software and services consist primarily of a platform-based workforce management system for call centers, which can operate through UCN’s inContact service. The exclusive term ends on February 8, 2007, after which the license becomes non-exclusive for an additional term of nine years and eight months.

At the same time UCN entered into the Reseller License Agreement, it entered into a Purchase Option Agreement with ScheduleQ and the members of that limited liability company, which grants to UCN the sole right to acquire ScheduleQ from January 2007 to February 8, 2007. If UCN elects to exercise the right to acquire ScheduleQ, under the agreement, it will pay to the members of ScheduleQ the following consideration:

—	Issue to the members non-interest bearing promissory notes in the in the aggregate principal amount equal $360,676 paid in 48 equal monthly installments, which are secured by the ScheduleQ software code and any improvements thereto;

—	Issue to the Members restricted shares of common stock of UCN with an aggregate market value of $330,000;

—	Pay liabilities of ScheduleQ in the amount of $256,324; and

—	Pay to the members over a term of 48 months an earnout based on the number of ScheduleQ licenses sold by UCN with a minimum aggregate earnout payment of $100,000 and a maximum of $982,000.

UCN also agreed to make an additional payment of $1,000,000 to the members of ScheduleQ if UCN is sold to a specified party at a stated level before September 1, 2008. There are presently no contacts or negotiations with any person regarding a sale of UCN.

Item 9.01	Financial Statements and Exhibits

Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Description

10.1	Reseller License Agreement between UCN and ScheduleQ, excluding
Exhibit A – Services, Software and Documentation Exhibit B – ScheduleQ Customers Exhibit C – Fees, Charges , Manner of Payment Exhibit D – Essential License Terms

10.2	Purchase Option Agreement between UCN, ScheduleQ and ScheduleQMembers, excluding

Exhibit A – Earnout Terms

Exhibit B – Form of Promissory Note

Exhibit C – Form of Employment Agreement with Andrew Judkins

Exhibit D – Form of Service Agreement with Joey Skinner

Exhibit E – Terms of David Southern Service Agreement

99.1	Press Release dated October 24, 2006, entitled “UCN Announces Exclusive License Agreement with Option to Purchase ScheduleQ Workforce Management Software”

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCN, INC.

Date: October 24, 2006	By:	/s/ Paul Jarman
Paul Jarman, Chief Executive Officer